UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2020 (October 30, 2020)

Tredegar Corporation
(Exact Name of Registrant as Specified in its Charter)

Virginia	1-10258	54-1497771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Boulders Parkway Richmond, Virginia	23225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 330-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	TG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On November 2, 2020, Tredegar Corporation (the “Company”) issued a press release announcing the completion of its previously announced sale of 100% of the issued and outstanding equity interests of Tredegar Film Products LLC, Tredegar Film Products India Private Limited, and Tredegar Brasil Indústria De Plásticos Ltda., which collectively represent the subsidiaries of the Company that had operated its personal care films business (the “Personal Care Business”), to Fitesa Nao Tecidos S.A., Fitesa US LLC, and Miramar Participações Ltda (collectively, the “Buyers”).

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

The Company completed the sale of the Personal Care Business to the Buyers on October 30, 2020 (and, for accounting purposes, on October 31, 2020).

To facilitate an end-of-month closing for accounting purposes, on October 31, 2020, the Company, Tredegar Far East Corporation, Tredegar Film Products (Latin America), Inc., and Tredegar Investments, LLC (collectively, with the Company, the “Sellers”), the Buyers, and Fitesa S.A. amended and restated the Purchase Agreement, dated August 24, 2020, by and among the Sellers, the Buyers, and Fitesa S.A. (as amended and restated, the “Amended and Restated Purchase Agreement”) to, among other items, provide for a legal closing on October 30, 2020 with an accounting effective time as of 11:59 p.m. Eastern Time on October 31, 2020.  Additionally, on October 30, 2020, the Company and Fitesa US LLC entered into a transition services agreement pursuant to which the Company and certain of its affiliates, will provide certain payroll, facility access, accounting and information technology services to support the Buyers and Fitesa S.A. in the ongoing operations of the Personal Care Business.

The foregoing description of the Amended and Restated Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

For more information regarding the sale of the Personal Care Business by the Sellers to the Buyers, see the Company’s Current Report on Form 8-K, filed on August 25, 2020.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits.

2.1
Amended and Restated Purchase Agreement, dated October 30, 2020, by and among Fitesa Nao Tecidos S.A., Fitesa US LLC, Miramar Participações Ltda, Tredegar Corporation, Tredegar Far East Corporation, Tredegar Film Products (Latin America), Inc., Tredegar Investments, LLC and Fitesa S.A.

99.1	Press release issued on November 2, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREDEGAR CORPORATION
(Registrant)

Date: November 3, 2020	By:	/s/ Michael J. Schewel
Michael J. Schewel
Vice President, General Counsel and Corporate Secretary